UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2018

FREIGHT SOLUTION, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-216960	81-2749032
(State of Organization)	(Commission File Number)	(I.R.S. Employer

110 E. 9th Street, 12B, Los Angeles, CA 90079

(Address of principal executive offices)

Registrant’s telephone number, including area code: (424) 261-2568

Copies to:

Peter Campitiello, Esq.

Kane Kessler, P.C.

666 Third Avenue

New York, New York 10017

Tel: 212-519-5109

Fax: 212-245-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm

On July 26, 2018, PLS CPA, A Professional Corp. (“PLS CPA”) was dismissed as the independent registered public accounting firm of Freight Solution, Inc. (the “Company”). The Company’s Board of Directors approved the dismissal of PLS CPA.

PLS CPA’s reports on the Company’s financial statements for the years ended April 30, 2017 and April 28, 2016 (date of inception) through April 30, 2016, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the financial statements of the Company for the fiscal year ended April 30, 2017 expressed, in an explanatory paragraph, substantial doubt about the Company’s ability to continue as a going concern due to losses from operations.

During the years ended April 30, 2018 and 2017, and through July 26, 2018, there were no disagreements with PLS CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PLS CPA, would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended April 30, 2018 and 2017, and through July 26, 2018, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PLS CPA with a copy of the foregoing disclosures and requested PLS CPA to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not PLS CPA agrees with the disclosures. A copy of PLS CPA’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On July 27, 2018, the Company’s Board of Directors, acting in the capacity of an audit committee, engaged B F Borgers CPA PC (“B F Borgers”) as the Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements. During the Company’s fiscal years ended April 30, 2018 and 2017, and through July 27, 2018, neither the Company, nor anyone acting on its behalf, consulted with B F Borgers regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that B F Borgers concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from PLS CPA, A Professional Corp. regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 27, 2018	FREIGHT SOLUTION, INC.

	By:	/s/ Eric Rice
Name: Eric Rice
Title: Chief Executive Officer